GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Investor, Class P, Class R, Class R6 and Class T Shares of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Alternative Premia Fund

(the “Funds”)

Supplement dated October 12, 2018 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the  “SAI”), each dated April 30, 2018, as supplemented to date

Effective immediately, Federico Gilly, Managing Director, and Matthew Schwab, Managing Director, will serve as portfolio managers for the Absolute Return Tracker Fund. Gary Chropuvka, Managing Director, and Oliver Bunn, Vice President, will continue to serve as portfolio managers for the Absolute Return Tracker Fund.

In addition, effective immediately, Evgeny Gladchenko, Executive Director, will serve as a portfolio manager for the Alternative Premia Fund. Federico Gilly, Managing Director, and Matthew Schwab, Managing Director, will continue to serve as portfolio managers for the Alternative Premia Fund.

Furthermore, effective immediately, Stephan Kessler will no longer serve as a portfolio manager for the Funds.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Kessler in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Absolute Return Tracker Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Co-Head of Quantitative Investment Strategies, has managed the Fund since 2013; Federico Gilly, Managing Director; and Matthew Schwab, Managing Director, have managed the Fund since 2018; and Oliver Bunn, Vice President, has managed the Fund since 2017.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Alternative Premia Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Federico Gilly, Managing Director; and Matthew Schwab, Managing Director, have managed the Fund since 2017; and Evgeny Gladchenko, Executive Director, has managed the Fund since 2018.

The following replaces in its entirety the table under the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Gary Chropuvka, CFA Managing Director and Co-Head of Quantitative Investment Strategies	Portfolio Manager— Absolute Return Tracker	Since 2013	Mr. Chropuvka is co-head of the Quantitative Investment Strategies (QIS) team within GSAM. The QIS team manages leading big data, smart beta and alternative risk premia strategies around the world, focusing on factor-based approaches in stock selection, rules-based and customized indices, hedge fund beta, impact investing, as well as tax-efficient investment strategies. Previously, Mr. Chropuvka was a portfolio manager for GSAM’s QIS Equity Alpha business, managing the portfolio implementation efforts for both tax-exempt and taxable clients, a position he held for seven years. Mr. Chropuvka has been a member of the QIS team since 1999, having joined to manage the team’s tax-efficient investment strategies. Mr. Chropuvka joined Goldman Sachs in 1998 as an analyst in GSAM’s Private Equity Group and was named managing director in 2006 and partner in 2014.
Oliver Bunn, Vice President	Portfolio Manager— Absolute Return Tracker	Since 2017	Mr. Bunn is a portfolio manager and researcher for the Alternative Investment Strategies team within GSAM’s Quantitative Investment Strategies platform. He joined Goldman Sachs in 2014 and is primarily focused on alternative risk premia and hedge fund beta strategies. Previously, he researched and developed equity strategy indices at Barclays.
James Park Managing Director	Portfolio Manager— Managed Futures Strategy	Since 2014	Mr. Park joined the Investment Adviser as a member of the Quantitative Investment Strategies (QIS) team in 2004. He is a senior member of the QIS research and portfolio management team.
Momoko Ono Vice President	Portfolio Manager— Managed Futures Strategy	Since 2017	Ms. Ono is a portfolio manager and researcher on the Quantitative Investment Strategies (QIS) Team, focusing on macro alpha strategies. She serves as a co-portfolio manager for a number of funds and separate accounts trading global macro strategies. Ms. Ono originally joined Goldman Sachs in April 2002 as a member of the Tokyo-based, QIS client portfolio management team.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Federico Gilly, Managing Director	Portfolio Manager— Absolute Return Tracker Alternative Premia	Since 2018 2017	Mr. Gilly is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies team within GSAM’s Quantitative Investment Strategies platform. Mr. Gilly joined Goldman Sachs in 2000.
Matthew Schwab Managing Director	Portfolio Manager— Absolute Return Tracker Alternative Premia	Since 2018 2017	Mr. Schwab is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies team within GSAM’s Quantitative Investment Strategies platform. Mr. Schwab joined Goldman Sachs in 2007.
Evgeny Gladchenko Executive Director	Portfolio Manager— Alternative Premia	Since 2018	Mr. Gladchenko is a portfolio manager and researcher for the Alternative Investment Strategies team within GSAM’s Quantitative Investment Strategies platform. He joined Goldman Sachs in 2012 and is primarily focused on alternative risk premia and hedge fund beta strategies. Previously, he worked as a Quantitative Analyst at JP Morgan Chase.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSATCONFIDSTK 10-18